                                                           EXHIBIT 10.92

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ALSO BE SUBJECT TO A PROXY IN FAVOR OF THE CHIEF EXECUTIVE OFFICER OF STAR TELECOMMUNICATIONS, INC.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF FEBRUARY 7, 2001, BETWEEN STAR TELECOMMUNICATIONS, INC. AND IDT INVESTMENTS INC. THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF STAR TELECOMMUNICATIONS, INC.

No. W-1                                                              3,389,249

                                    WARRANTS

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                           STAR TELECOMMUNICATIONS, INC.


         This certifies that, for value received, IDT INVESTMENTS INC., a Nevada corporation ("IDT Investments"), or its registered assigns (the "Holder"), is the registered owner of warrants (the "Warrants") to purchase 3,389,249 Warrant Shares (as hereinafter defined), subject to adjustment from time to time as provided herein (such number of Warrant Shares being hereinafter referred to as the "Warrant Share Number"), from STAR Telecommunications, Inc., a Delaware corporation ("STAR"), at any time on or after the Date of Original Issuance (as defined herein) and on or before the Expiration Date (as defined herein), each Warrant representing the right of the Holder to purchase, subject to the provisions of this Warrant, one share of Common Stock of the Company (such share or shares for which each Warrant may be exercisable as of any time of determination, the "Warrant Shares"), in each case at the purchase price per share calculated as specified herein. The price to be paid for each Warrant Share is subject to adjustment from time to time as hereinafter set forth. The purchase price payable for each Warrant Share at any time and as adjusted from time to time is referred to herein as the "Exercise Price."

         Section 1. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms have the following respective meanings:

         "Average Price" means, with respect to any shares of stock or securities, on any date of determination, the average for the ten (10) consecutive Trading Days preceding (but excluding such date of determination) of the reported last sale prices per share in the regular trading session on the principal national securities exchange or inter-dealer quotation system on which such stock or security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average for the ten (10) consecutive Trading Days preceding (but excluding the date of determination) of the average of the closing bid and asked prices per share or security in the regular trading session in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, it being understood that any determination of price per share shall exclude the results of any late trading session or after hours trading.

         "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the States of California or New York are authorized or obligated by law or executive order to close.

         "Common Stock" means the Company's common stock, $0.001 par value per share, and any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         "Date of Original Issuance" means the date of the Closing (as defined in the Investment Agreement between the Company and IDT Investments, dated February 7, 2001 (the "Investment Agreement").

         "Expiration Date" shall mean February 7, 2004; PROVIDED, however, that if as a result of IDT Investments exercising the Warrants on February 7, 2004, IDT Investments and any of its affiliates, on a combined basis, will own more than 25.0% of the outstanding shares of Common Stock immediately after such exercise, the "Expiration Date" shall be extended to the date that is 30 days after the date upon which the Company has provided written notice to IDT Investments specifying that the exercise of the Warrants will not cause IDT Investments and any of its affiliates to own on a combined basis more than 25.0% of the outstanding shares of Common Stock immediately after such exercise.

         "Fair Market Value" means, with respect to any shares of stock or other securities, (i) if such stock or securities are listed or admitted to trading on a national securities exchange or an inter-dealer quotation system or traded in the over-the-counter market, the Average Price per share or security, as the case may be, at the close of the regular trading session on the Trading Day immediately preceding the day on which the relevant determination is to be made and (ii) if such stock or security is not so listed, admitted or traded, the fair market value of such stock or security as determined by an Independent Appraiser.

         "Gotel Closing" shall have the meaning assigned in the Investment Agreement.

         "Gotel Purchase Price" shall have the meaning assigned in the Investment Agreement.

         "Independent Appraiser" means an appraisal firm or any other financial expert of recognized national standing, selected by the Holder and reasonably acceptable to the Company, that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or indirect material financial interest in the Company or the Holder, who has not within the prior two years been, and, at the time called upon to give independent financial advice to the Company or the Holder, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company.

         "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available.

         Section 2. WARRANT SHARES. The Warrant Shares shall be shares of Common Stock.

         Section 3. EXERCISE PRICE.

         (1) The Exercise Price shall be $0.833, subject to adjustment from time to time as provided for herein.

         (2) Without duplication of the provisions of Section 9, in the event the Gotel Closing shall occur after the exercise of any of the Warrants, the Company shall adjust the number of Warrant Shares previously delivered to IDT Investments (the "Gotel True Up"), as follows:

         (a) Immediately following the Gotel Closing, the Company shall issue and deliver to IDT Investments a share certificate representing shares of Common Stock equal to the number obtained by subtracting (x) the Warrant Shares delivered to IDT Investments from (y) the multiple of (i) the quotient of ((1) the number of Warrant Shares delivered divided by (2) the number of shares of Common Stock outstanding on the date the Warrant Shares were delivered (on a fully diluted basis)), by
                  (ii) the number of shares of Common Stock outstanding immediately following the Gotel Closing (on a fully diluted basis).

         (b) In the event the Gotel Purchase Price is less than the Exercise Price paid by IDT Investments then (in addition to any shares to be delivered pursuant to clause (a) above) the Company promptly shall deliver to IDT Investments such number of shares of Common Stock as is necessary to cause the average price of all Warrant Shares (including any shares provided pursuant to clause (a) above or this clause (b)) to be not more than the Gotel Purchase Price.

         Section 4. EXERCISE OF WARRANTS. Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, at any time on or after the Date of Original

Issuance and on or before the Expiration Date, by presentation and surrender hereof to the Company at the office or agency of the Company maintained for that purpose pursuant to Section 15 (the "Warrant Office"), with the Purchase Form annexed hereto duly executed and accompanied by payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares specified in such form.

         The Exercise Price shall be paid at the option of the Holder by certified or official bank check or by wire transfer of immediately available funds to an account designated by the Company for this purpose.

         If this certificate evidencing Warrants ("Warrant Certificate") should be exercised in part only, the Company shall, upon surrender of this Warrant Certificate for cancellation, execute and deliver a new Warrant Certificate evidencing the rights of the Holder thereof in the unexercised Warrants. The Company shall keep at the Warrant Office a register for the registration of transfer of Warrants (the "Warrant Register").

         Upon receipt by the Company of this Warrant at the Warrant Office, in proper form for exercise of any number of Warrants evidenced hereby, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that Warrant Certificates evidencing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall promptly thereafter deliver to the exercising Holder duly executed certificates for the Warrant Shares issuable, at the last address indicated for such Holder in the Warrant Register. The Company shall pay all expenses, and any and all United States Federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4.

         The Company covenants that all Warrant Shares issued upon exercise of Warrants will, upon payment of the Exercise Price, be duly authorized and validly issued, fully paid and nonassessable, free of preemptive rights and, free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company shall list or include the shares of Common Stock, if any, constituting Warrant Shares required to be delivered upon exercise of the Warrants prior to such delivery on each securities exchange or in each quotation system, if any, upon which the outstanding Common Stock is listed or quoted at the time of such delivery.

         The Company shall, from time to time, take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities act filings under federal and state laws which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrants, the exercise of the Warrants, and the issuance, sale, transfer and delivery of the Warrant Shares issued upon exercise of the Warrants.

         Section 5. RESERVATION OF SHARES; PRESERVATION OF RIGHTS OF HOLDER. The Company hereby agrees that at all times prior to the later of (i) the Expiration Date and (ii) the date the Gotel True Up is completed, if necessary, there shall be reserved for issuance upon exercise of the Warrants, free from preemptive rights, such number of shares of authorized but unissued shares of Common Stock, as shall be or may be required for issuance upon exercise of the total number of Warrants then outstanding and unexercised and the consummation of the Gotel True Up. Notwithstanding the forgoing, IDT Investments shall have a priority over any other party or investor of the Company, including without limitations, Gotel Investments Ltd. and any of its affiliates, for any authorized and unissued shares required to be reserved to enable IDT Investments to exercise the Warrants in full and for the Company to consummate the Gotel True Up.

         Section 6. FRACTIONAL SHARES. No fractional Warrant Shares shall be issued upon exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares acquirable on exercise of the Warrants so presented. Subject to the foregoing, if any fractional Warrant Shares would otherwise be issuable upon exercise of any Warrants, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/1,000th of a share) in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the day of exercise.

         Section 7. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant Certificate is assignable, without expense, at the option of the Holder to any subsidiary of IDT Corporation, upon presentation and surrender to the Company hereof at the Warrant Office for other Warrant Certificates evidencing in the aggregate the same number of Warrant Shares purchasable hereunder. Upon surrender of this Warrant Certificate to the Company at the Warrant Office with the Assignment Form annexed hereto ("Assignment Form") duly executed, the Company shall, without charge, execute and deliver a new Warrant Certificate or Warrant Certificates registered in the name of the assignee named in the Assignment Form at the address specified in the Assignment Form, and this Warrant Certificate shall promptly be canceled. A Warrant Certificate, if presented together with a properly executed Assignment Form, may be exercised by an assignee for the purchase of Warrant Shares without prior delivery of a new Warrant Certificate issued in the name of the assignee.

         This Warrant Certificate may be subdivided or combined with other Warrant Certificates evidencing the same rights as the rights evidenced hereby, upon presentation and surrender hereof at the Warrant Office together with a written notice signed by the Holder hereof specifying the denominations in which new Warrant Certificates are to be issued. Upon presentation and surrender of any Warrant Certificate or Warrant Certificates, together with such written notice, for subdivision or combination, the Company shall issue a new Warrant Certificate or Warrant Certificates, in the denominations requested, evidencing the same aggregate number of Warrants as the Warrant Certificate or Warrant Certificates so surrendered. Such new Warrant or Certificate or Certificates shall be registered in the name of the Holder submitting such request and delivered to such Holder, unless such Holder shall have submitted a properly executed Assignment Form, in which case such new Warrant Certificates as shall have been assigned by the Holder shall be registered in the name of and delivered to the Holder's assignee or designee. Any Warrant Certificate surrendered for subdivision or combination shall be canceled promptly upon the issuance of such new Warrant Certificate or Certificates. The term "Warrant" as used herein includes this Warrant Certificate and any Warrants into which this Warrant Certificate may be subdivided, combined or exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will execute and deliver a new Warrant Certificate of like tenor and date. Any such new Warrant Certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant Certificate so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         Section 8. RIGHTS OF THE HOLDER. Prior to the exercise of the Warrants, the Holder shall not be entitled to the rights of a stockholder of the Company by reason of the Holder's ownership of the Warrants.

         Section 9. ANTIDILUTION PROVISIONS. The Exercise Price shall be subject to adjustment from time to time as provided in this Section 9. If at any time or from time to time, after the date hereof, the Company shall issue or sell, or is, in accordance with clauses (1) through (5) of this Section 9, deemed to have issued or sold, any shares ("Additional Common Shares") of its Common Stock (including, without limitation, pursuant to the Gotel Closing), then the Exercise Price in effect immediately prior to each such issuance shall be reduced, concurrently with such issue or sale, to a price equal to the quotient obtained by dividing: (A) the product of (x) such Exercise Price multiplied by
(y) the total number of shares of Common Stock outstanding immediately prior to such issuance by (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to clauses (1) through (5) of this Section 9) immediately after such issuance of the Additional Common Shares.

         No adjustment of the Exercise Price, however, shall be made in an amount less than $0.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.01 per share or more.

         The Warrant Shares Number shall also be subject to adjustment if at any time or from time to time, after the date hereof, the Company shall issue or sell Additional Common Shares. In such event, the Warrant Shares Number in effect immediately prior to each such issuance shall be increased, concurrently with such issue or sale, to equal the sum (rounded up to the nearest whole number) obtained by multiplying: (A) 5% and (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to clauses (1) through (5) of this Section 9) immediately after such issuance of the Additional Common Shares.

         For purposes of calculating any adjustment to the Exercise Price pursuant to this Section 9, any shares of Common Stock issuable upon the exercise of any Options (as defined below) or the conversion of any Convertible Securities (as defined below) shall be deemed to be outstanding, other then currently outstanding employee stock options that have an exercise price greater than $5.00 per share of Common Stock ("Excluded Stock Options").

         For purposes of this Section 9, but without duplication, the following clauses (1) to (6) shall also be applicable:

         (1) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any option or warrant for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issued upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Exercise Price shall be adjusted as provided above in this Section 9 as if such shares of Common Stock or Convertible Securities were deemed outstanding. Except as otherwise provided in clause (3), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         (2) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding and the Exercise Price shall be adjusted as provided above in this Section 9 as if such shares of Common Stock or Convertible Securities were deemed outstanding, provided that (a) except as otherwise provided in clause (3) below, no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 9, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

         (3) CHANGE IN OPTION PRICE. If after the date hereof, the exercise price provided for in any Excluded Stock Option is reduced at any time to less than $5.00 per share (in each case other than under or by reason of provisions designed to protect against dilution), whether by a decrease in such exercise price or by increasing the number of shares of Common Stock for which such Options may be exercised, the Exercise Price in effect at the time of such reduction shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options provided for such reduced exercise price at the Date of Original Issuance.

         (4) STOCK DIVIDENDS. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Exercise Price then in effect immediately prior to such dividend declaration or distribution shall be reduced as if the Company had subdivided its outstanding shares of Common Stock into a greater number of shares as provided in clause (5) of this Section 9.

         (5) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or shall declare or pay a dividend on its outstanding shares of Common Stock payable in shares of Common Stock, as applicable, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (6) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         Section 10. PROVISION IN CASE OF REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provisions (in form satisfactory to the holders of at least 66 2/3% of the outstanding Warrants) shall be made whereby each Holder of a Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the share or shares of Common Stock of the Company immediately theretofore purchasable upon the exercise of such Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the share or shares of Common Stock immediately theretofore so purchasable under this Warrant had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise (including an immediate adjustment, by reason of such reorganization or reclassification, of the Exercise Price to the value per share of Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Exercise Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. In the case of any merger or consolidation of the Company with or into another Person, the Person formed by such consolidation or resulting from such merger or consolidation, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant Certificate, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of the Warrants before the Expiration Date the kind and amount of shares of stock, securities or other assets receivable upon such consolidation or merger in accordance with the foregoing provisions, and the Company may not effect any such merger or consolidation unless and until the foregoing has been complied with. Such new Warrants shall have the same basic other terms and conditions as the Warrants evidenced hereby and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in
Section 9 and this Section 10. If the Holders of the Warrants may elect the kind or amount of shares of stock, other securities and assets receivable upon such consolidation, merger, conveyance, sale, transfer or lease, then for the purpose of this Section 10 the kind and amount of shares of stock and other securities and property receivable upon any such reorganization or reclassification (including any merger or consolidation) shall be deemed to be the election made by the Holder, which specification shall be made by the Holder by the later of
(A) 10 Business Days after the Holder is provided with a final version of all information required by law or regulation to be furnished to Holders of Warrants concerning such election, or if no such information is required, 10 Business Days after the Company notified the Holders of all material facts concerning such election and (B) the last time at which Holders of Warrants are otherwise permitted to make their election.

         Section 11. NO DILUTION OR IMPAIRMENT. If any event shall occur as to which the provisions of Section 9 or 10 hereof are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in a way that is contrary to the manifest and essential intent and principles of Sections 9 and 10 hereof, then, in each such case, the Company shall appoint an Independent Appraiser, which shall give their opinion upon the adjustment, if any, on a basis consistent with the manifest and essential intent and principles established in Sections 9 and 10 hereof, necessary to preserve, without dilution, the purchase rights represented by this Warrant Certificate. Upon receipt of such opinion, the Company will promptly provide notice thereof accompanied by a copy thereof to the Holder and shall make the adjustments described therein.

         Section 12. TAXES ON ISSUE OR TRANSFER OF WARRANT SHARES. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issuance of shares of Warrant Shares on the exercise of this Warrant.

         Section 13. NOTICE OF ADJUSTMENT OF EXERCISE PRICE OR WARRANT SHARES NUMBER. Within 10 Business Days following the end of each calendar quarter in which the Exercise Price or Warrant Shares Number is adjusted as herein provided (and at such other times as a Holder may from time to time request), the Company shall promptly file at the Warrant Office a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Company) setting forth the Exercise Price and Warrant Shares Number after such adjustment and setting forth a statement of the facts requiring such adjustment and showing in reasonable detail the manner of computing the same. Within 10 Business Days following the end of each calendar quarter and at such other times as a Holder may from time to time request, the Company shall give notice to the Holders, at their respective addresses as set forth in the Warrant Register, of all such adjustments since the prior notification to the Holders and since the date hereof.

         Section 14. NOTICE REGARDING DIVIDENDS, SUBSCRIPTION RIGHTS, RECLASSIFICATIONS AND DISSOLUTIONS. In case:

         (a) the Company shall declare a dividend (or any other distribution) on any shares of Common Stock; or

         (b) the Company shall authorize the granting to the holders of its shares of Common Stock or other Warrant Shares of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

         (c) of any reclassification of the shares of Common Stock or other Warrant Shares, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (e) the Company or any subsidiary of the Company shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock or other Warrant Shares (or shall amend any such tender offer);

then the Company shall provide to the Holder, and shall cause to be filed at the Warrant Office, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of or record shares of Common Stock or other Warrant Shares to be entitled to such dividend, distribution, rights, options or warrants are to be determined,
(y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record shares of Common Stock or other Warrant Shares shall be entitled to exchange such shares or Warrant Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up.

         Section 15. MAINTENANCE OF OFFICE OR AGENCY; OTHER. Warrant Certificates may be presented or surrendered for split-up, combination, registration of transfer, or exchange and notices and demands to or upon the Company in respect of the Warrants may be served to 223 East de La Guerra Street, Santa Barbara, California 93101. The Company shall provide notice to the Holder of any change in such address promptly after such change.

         The Company will cooperate with the Holder in and obtaining any governmental and regulatory approvals or consents, and in submitting any governmental filings (including with Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, if applicable) that may be required to permit the Holder to exercise this Warrant and acquire the Warrant Shares.

         Section 16. NOTICES. Notices under this Warrant to the Holder shall be provided to the address of the Holder set forth in the Warrant Register. Notices to the Holder shall be made in writing and mailed, first-class postage prepaid, or delivered by hand or overnight courier, at its last address as it shall appear upon the Warrant Register.

         Section 17. SUCCESSORS. All the covenants and provisions of the Warrants shall bind and inure to the benefit of the respective successors of the Company and the Holder.

         Section 18. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING INITIATED BY A PARTY TO THIS WARRANT ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT, THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MY NOW HAVE OR HEREAFTER OBTAIN TO THE LAYING OF VENUE IN ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

         Section 19. ENTIRE AGREEMENT. This Warrant Certificate (with the documents referred to herein) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.



Dated:                               STAR TELECOMMUNICATIONS, INC.
      ---------------------


                                     By:
                                        ------------------------------
                                         Name:
                                         Title:
ATTEST:



------------------------
            Secretary

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock, of STAR Telecommunications, Inc. for $____________ by certified or official bank check or wire transfer.



                                          Signature:
                                                    ----------------------------



Dated:
       -----------------------------


INSTRUCTIONS FOR REGISTRATION OF STOCK


                      Name
                           -----------------------------------------------------
                                (please typewrite or print in block letters)


                      Address
                             ---------------------------------------------------

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED,                              hereby sells,
                                      ----------------------------
assigns and transfers unto

Name
     ---------------------------------------------------------------------------
                            (please typewrite or print in block letters)

Address
        ------------------------------------------------------------------------

the right to purchase the Warrant Shares represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.




                                   Signature:
                                              -------------------------------



Dated:
      ---------------------------